Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund
April 29, 2011
Prospectus

The following information replaces the similar information under the heading "Fee Table" in the "Fund Summary" section for Fidelity Small Cap Enhanced Index Fund on page 18.

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.52%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Acquired fund fees and expenses	0.04%
Total annual fund operating expenses A	0.71%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because the total annual operating expenses shown above include acquired fund fees and expenses.

The following information replaces the similar information under the heading "Fee Table" in the "Fund Summary" section for Fidelity Small Cap Enhanced Index Fund on page 18.

1 year	$ 73
3 years	$ 227
5 years	$ 395
10 years	$ 883

The following information supplements the biographical information found under the heading "Portfolio Manager(s)" in each fund's "Fund Summary" section on pages 4, 7, 10, 13, 16, and 19, respectively.

James Francis (portfolio manager) has managed the fund since October 2011.

The following replaces similar information found in the "Features and Policies" section on page 29.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.

The following information supplements the biographical information found under the heading "Fund Management" in the "Fund Services" section on page 31.

James Francis has been a senior portfolio manager with Geode since September 2011. He has served as portfolio manager of each fund since October 2011. He also manages other registered investment companies. In addition to his portfolio management responsibilities, Mr. Francis is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Francis was a Director and Portfolio Manager at Deutsche Asset Management from 2008 to 2011 and a Senior Portfolio Manager at Northern Trust Global Investments from 2005 to 2007. He was employed by State Street Global Advisors from 1987 to 2005 and served as a portfolio manager for over 16 years.

GEI-12-01 January 31, 2012
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